Exhibit 10.4

Patent and Know How License Agreement

between

Kimberly-Clark Worldwide, Inc.

and

Avent, Inc.

Made as of the 30th day of October, 2014

PATENT AND KNOW HOW LICENSE AGREEMENT

THIS AGREEMENT, effective as of the 30th day of October, 2014, by and between KIMBERLY-CLARK WORLDWIDE, INC., a Delaware corporation (“KCWW” or “Licensor”), and AVENT, INC., a Delaware corporation (“Avent” or “Licensee”).

W I T N E S S E T H:

WHEREAS, Kimberly-Clark Corporation (“Kimberly-Clark”), the sole shareholder of KCWW, is contributing its Health Care business to Halyard Health, Inc. (“Halyard”), the sole shareholder of Avent, as of October 31, 2014, and is then distributing to the shareholders of Kimberly-Clark all of the shares of common stock of Halyard on a pro-rata basis; and

WHEREAS, KCWW possesses valuable patents and technology relating to products manufactured and marketed by Avent and its affiliates; and

WHEREAS, in connection with the contribution, KCWW is assigning to Avent certain of KCWW’s patents and know how and granting licenses to Avent under certain of KCWW’s patents and know how, in both cases relating to certain products manufactured and marketed by Avent and its affiliates; and

WHEREAS, also in connection with the contribution, Avent is granting back to KCWW licenses under certain of the patents and technology assigned to Avent as they relate to certain products manufactured and marketed by KCWW and its affiliates; and

WHEREAS, KCWW and Avent desire to enter into this agreement to define the terms and conditions of the licenses set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

ARTICLE 1

DEFINITIONS

The following terms shall have the meanings hereinafter set forth. Capitalized terms used but not otherwise defined elsewhere in this Agreement shall have the respective meanings given to such terms in the Distribution Agreement. Unless the context clearly requires otherwise, the singular shall have the same meaning as the plural and vice versa:

1.01 Affiliates – Means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. For the purpose of this definition, the term “control” means the power to direct the management of an entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the term “controlled” has the meaning correlative to the foregoing. After the Distribution, Halyard and Kimberly-Clark shall not be deemed to be under common control for purposes hereof due solely to the fact that Halyard and Kimberly-Clark have common stockholders. Notwithstanding the foregoing definition, Hogla-Kimberly Limited, Kimberly-Clark de Mexico, Kimberly-Clark Lever Private Limited, Olayan Kimberly-Clark Saudi Limited, Olayan Kimberly-Clark Bahrain and Olayan Kimberly Child Care Products WLL are Affiliates of Kimberly-Clark.

1.02 Confidential Information – Any and all proprietary information without regard to form, both technical and business related, including Know How (as defined hereinafter), financial data, financial plans, product or service plans or lists of actual or potential customers or suppliers which is not commonly known by or available to the public.

1.03 Consumer Products – Devices, products, articles or merchandise of common or frequent use, ordinarily bought by individuals or households for private consumption from a retail outlet or otherwise obtained or provided direct to the consumer. Consumer Products expressly includes Kimberly-Clark Consumer Products. Consumer Products do not include products, articles or merchandise sold by Kimberly-Clark’s Global Health Care Business as of the Effective Date of this Agreement.

1.04 Copyrights – Text, drawings, symbols, characters, icons, photographs, websites, and other artwork or media.

1.05 Effective Date – The date first written herein above.

1.06 Existing Health Care Customer – shall mean any Person that purchases Medical Products from Kimberly-Clark’s Global Health Care Business immediately prior to the Effective Time. In the event that any such Person consists of multiple divisions, departments, branches, offices, or other subdivisions, the Existing Health Care Customer shall include only such divisions, departments, branches, offices or other subdivisions that purchase Medical Products from Kimberly-Clark’s Global Health Care Business immediately prior to the Effective Time.

1.07 Existing K-C Consumer Customer – Any Person that purchases Consumer Products from Kimberly-Clark’s Global Consumer Business, immediately prior to the Effective Time. In the event that any such Person consists of multiple divisions, departments, branches, offices, or other subdivisions, the Existing K-C Consumer Customer shall include only such divisions, departments, branches, offices or other subdivisions that purchase Consumer Products from Kimberly-Clark’s Global Consumer Business, as applicable, immediately prior to the Effective Time.

1.08 Existing KCP Customer – Any Person that purchases Professional Products from Kimberly-Clark’s Global Professional Business and Global Partnership Products Business immediately prior to the Effective Time. In the event that any such Person consists of multiple divisions, departments, branches, offices, or other subdivisions, the Existing KCP Customer shall include only such divisions, departments, branches, offices or other subdivisions that purchase Professional Products from Kimberly-Clark’s Global Professional Business and Global Partnership Products Business immediately prior to the Effective Time.

1.09 Halyard Competitor – A third party that manufactures, sells or distributes Medical Products of a type sold by Halyard.

1.10 Health Care Market – End users whose primary business is the delivery of medical, veterinary or patient care or treatment, medical diagnostic services, or medical care provided in connection with disaster relief, including, but not limited to: (1) professional medical and healthcare service companies, businesses, institutions and enterprises, (2) medical diagnostics facilities and laboratories having patient interaction, (3) government and private organizations providing medical care in connection with disaster relief and (4) firms selling products or services into such end users;

Such as:

•	Hospitals, including their pharmacies;

•	Integrated medical service provider networks and their member facilities;

•	Surgery centers, including their pharmacies;

•	Blood banks;

•	Bone and tissue centers;

•	Physician and medical clinic offices including their pharmacies;

•	Psychiatric health facilities, including their pharmacies;

•	Clinics in retail outlets that perform or provide medical services or care;

•	Long-term medical care facilities, including their pharmacies;

•	Medical care components of the Red Cross or other disaster relief organizations;

•	Veterinary and other facilities that primarily provide medical care to animals; and

•	Dental care facilities.

1.11 Kimberly-Clark Competitor – A third party that manufactures, sells or distributes Kimberly-Clark Consumer Products or Professional Products of a type sold by Kimberly-Clark.

1.12 Kimberly-Clark Consumer Products – Consumer Products whose primary purpose is to help maintain or improve the hygiene, healthy aging process and/or household care and maintenance of the end user. Such products include those intended to be used in connection with enuresis, incontinence, menstruation, personal hygiene, diaper rash, healthy skincare, household cleaning and similar such fields, and may include medical devices, over-the-counter drugs or devices, prescription drugs or devices, or other regulated products or materials. Kimberly-Clark Consumer Products expressly include those products sold or otherwise transferred to customers or end users by Kimberly-Clark’s Global Consumer Business as of the Effective Date of this Agreement.

1.13 Know How – Refers generally to engineering drawings, technical data, invention disclosures, reports, technical knowledge, methods, formulas, patterns, compilations, programs, devices, techniques, tests, drawings, processes, experience, base and analytical science relating to the manufacture, testing, converting, packaging, handling, sales, marketing, distributing and supplying of products and is inclusive of any and all trade secrets.

1.14 Medical Products – Devices, products, articles, methods, systems or merchandise that are primarily utilized by (i) healthcare professionals for the diagnosis, treatment or prevention of disease or injuries or (ii) caregivers under the direction and supervision of medical professionals in the treatment or prevention of disease or injuries. Medical Products expressly include those devices, products, articles or merchandise sold or otherwise transferred to end users or customers in the Health Care Market by Kimberly-Clark’s Global Health Care Business as of the Effective Date of this Agreement. Medical Products do not include devices, products, articles or merchandise sold by Kimberly-Clark’s Global Consumer Business as of the Effective Date of this Agreement.

1.15 Patents – Refers generally to United States and foreign patents and patent applications including any continuations, continuations-in-part, divisions, renewals, reissues and reexaminations thereof. The Appendices include lists of patents and patent applications that will be licensed from one party to the other.

1.16 Professional Products – Devices, products, articles or merchandise whose primary purpose is to:

•	Help maintain facilities or manufacturing equipment;

•	Increase or improve employee and other individuals’:

•	efficiency,

•	safety or protection; or

•	cleanliness;

•	Enhance the safety or cleanliness or efficiency of facilities or equipment or processes.

Professional Products expressly include those devices, products, articles or merchandise sold or otherwise transferred to customers or end users by Kimberly-Clark’s Global Professional Business and Global Partnership Products Business as of the Effective Date of this Agreement.

ARTICLE 2

PATENT AND KNOW HOW LICENSE GRANTS

2.01 Specific license grants from Licensor to Licensee are set forth in Appendix A—H. The licenses in this Agreement include the right to sublicense to Affiliates. However, unless otherwise specifically provided in the license grants of Appendix A—H, the licenses in this Agreement do not include the right to sub-license to any other third party. The license grants are limited to the Patents and Know How specifically enumerated in each Appendix and do not include any rights to Know How or Patents that are not listed or improvements to Patents or Know How made by either party after the Effective Date of this Agreement. Notwithstanding the foregoing, in the event that Licensor chooses in their sole discretion to pursue patent protection for an invention that is the subject to a license by being included as Know How, Licensee will have rights to any Patent that matures from such an invention commensurate with the rights Licensor has to the Patents in the subject license.

2.02 Nothing in this Agreement shall obligate Licensor to maintain any or all licensed Patents. Notwithstanding the foregoing, in the event that Licensor decides to allow a Patent to lapse or become abandoned, Licensor shall take reasonable efforts to provide notice of such decision to Licensee at least thirty (30) days prior to the date of lapse or abandonment of the Patent. Licensee then has up to ten (10) business days following such notification to inform Licensor as to whether or not it will take action to prevent the lapse or abandonment of the Patent and have ownership of the Patent transferred to Licensee. A lack of timely response by the Licensee shall be deemed to indicate that the Licensee has no interest in the Patent that is slated to lapse or be abandoned. Any action taken by Licensee to prevent the lapse or abandonment of a Patent and have ownership transferred to Licensee shall be at Licensee’s expense.

2.03 Licensor acknowledges that the grant of an exclusive license to any trade secrets by this Agreement does not limit the ability of the Licensee or a third party to independently develop the subject matter of any such licensed trade secret, or in the event of such independent development, create a cause of action for the Licensor.

2.04 Notwithstanding anything to the contrary in this Agreement, Halyard and its Affiliates may continue selling or otherwise transferring Medical Products to Existing Health Care Customers with the benefit of the license(s) set forth in this Agreement.

2.05 Notwithstanding anything to the contrary in this Agreement, Kimberly-Clark and its Affiliates may continue selling or otherwise transferring Professional Products to Existing KCP Customers and Consumer Products to Existing K-C Consumer Customers with the benefit of the license(s) set forth in the Patent and Know How License Agreement between Avent and KCWW effective October 30, 2014.

ARTICLE 3

CONFIDENTIALITY

3.01 Neither party shall, without the prior written consent of the other party, directly or indirectly disclose to any third party, or permit anyone on its behalf to disclose to any third-party, any Confidential Information obtained pursuant to and/or in connection with this Agreement, and both parties shall use such measures to protect all such Confidential Information that it would use in the protection of its own confidential information, and in any event no less than reasonable care. The obligations in this Section 3.01 shall continue during the term of this Agreement and for ten (10) years thereafter (or such shorter period as required by applicable law); provided that with respect to any Confidential Information that is protectable as a trade secret, such obligations shall continue in perpetuity (or until the earlier occurrence of one of the exceptions in Section 3.02). Notwithstanding the foregoing, this Article 3 will not preclude the owner of Confidential Information from seeking patent protection concerning such Confidential Information.

3.02 The obligations under Section 3.01 shall not apply to Confidential Information that, as evidenced by written documentation: (a) was received by such party on a non-confidential basis from a third party having the right to impart such information; (b) was generally known or generally available to the public prior to the Effective Date of this Agreement; (c) is independently developed without the benefit of the Confidential Information; or (d) becomes generally known or generally available to the public after the Effective Date of this Agreement through no act or failure to act on the part of such party. Confidential Information shall not be deemed to be part of the public domain merely because such information may be contained within substantially less specific broad disclosures or combinations of disclosures.

ARTICLE 4

MARKING

For the life of the U.S. Patents, both parties shall mark in accordance with applicable laws all products sold, offered for sale, or otherwise disposed of by it within the United States, its territories, or possessions, with the word “Patent” or “Patents” and the number or numbers of the applicable U.S. Patents being practiced on a visible surface thereof or on the package, tags, labels, manuals, or other associated materials. It is acceptable to mark by referring to lists of patents included on some other publicly available location such as an internet site.

ARTICLE 5

INFRINGEMENTS OF PATENTS

5.01 Licensee shall notify Licensor promptly and fully of any infringement of any Patent which comes to its notice. Licensor shall take such steps as Licensor in its sole discretion shall deem advisable to abate infringements of Patents, including, if Licensor shall so decide, the bringing of a lawsuit. When requested by Licensor, Licensee may at its sole discretion cooperate, at Licensor’s expense, in the conduct of such lawsuit. After deductions for expenses incurred, Licensor and Licensee shall participate on a fair and equitable basis in any money damages recovered.

5.02 Should Licensor elect not to bring a lawsuit with respect to infringement of any Patent, Licensee may, with Licensor’s written consent, which shall not be unreasonably withheld, bring a lawsuit, either in Licensee’s own name or jointly with Licensor. Licensee shall be solely responsible for any and all costs associated with such lawsuits and including costs related to the defense of any counterclaim thereto and/or any civil or administrative challenges as to the validity of the Patent. When requested by Licensee, Licensor may at its sole discretion cooperate, at Licensee’s expense, in the conduct of such lawsuit. After deductions for expenses incurred, Licensor and Licensee shall participate on a fair and equitable basis in any money damages recovered.

ARTICLE 6

ASSIGNMENT

This Agreement and all rights and obligations hereunder may not be assigned by either party without the express prior written consent of the other party, except that this Agreement shall be binding upon and inure to the benefit of a third party that acquires either party’s entire or substantially entire business, subject to Section 7.04 below. Any assignment or attempt at the same in the absence of prior written consent required by this paragraph shall be void and without effect. Notwithstanding the foregoing, either party may, with written notice to the other party, assign this Agreement to a wholly owned Affiliate.

ARTICLE 7

TERM AND TERMINATION

7.01 Term. This Agreement shall commence on the Effective Date and shall terminate upon expiration of the last to expire of the Patents except that any license to Know How shall last indefinitely or until such Know How becomes generally known or generally available to the public.

7.02 Termination for Breach by Licensee. In the event Licensee breaches any of its representations or material obligations under this Agreement, Licensor may terminate this Agreement and the license granted in this Agreement by giving notice in writing to Licensee of the breach. In the event Licensee does not correct or eliminate the breach within thirty (30) days from the date of receipt of such notice, this Agreement, including the license to use the Licensed Patents and Know How, shall terminate ten (10) days following the thirty (30) day cure period.

7.03 Termination for Breach by Licensor. In the event Licensor breaches any of its representations or material obligations under this Agreement, Licensee may terminate this Agreement and the license granted in this Agreement by giving notice in writing to Licensor of the breach. In the event Licensor does not correct or eliminate the breach within thirty (30) days from the date of receipt of such notice, this Agreement, including the license to use the Licensed Patents and Know How, shall terminate ten (10) days following the thirty (30) day cure period.

7.04 Termination for Change of Control. Licensor will have the right to terminate this Agreement and the licenses granted in this Agreement by giving written notice to Licensee in the event of a Change of Control of Licensee. A “Change of Control” means a transaction in which there is a change in the person or persons holding a controlling interest in the equity of Licensee (or in the equity of any parent entity of Licensee) and such change results in the controlling interest in the Licensee or such parent entity being held by a Kimberly-Clark Competitor.

7.05 Failure to Spin Off the Health Care Business. If for any reason Kimberly-Clark should elect not to spin off its Global Health Care Business, then this Agreement shall be void ab initio.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.01 Representations and Warranties. Each of the parties represents and warrants that it has authority to enter into this Agreement and to perform its obligations under this Agreement and that it has been duly authorized to execute and to deliver this Agreement.

8.02 No Other Representations or Warranties. Other than specifically provided for elsewhere in this Article, nothing in this Agreement shall be construed as:

(a)	a warranty or representation by either party as to the validity, enforceability, or scope of any of the Patents or Know How;

(b)	a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents or third parties;

(c)	an obligation to furnish any manufacturing or technical information, or any information concerning pending patent applications;

(d)	granting by implication, estoppel, or otherwise any licenses or rights under patents other than the Patents; or

(e)	a requirement that either party maintain, defend or enforce any licensed Patent.

ARTICLE 9

LIMITATIONS AND INDEMNIFICATION

9.01 With respect to the use of any and all Patents and Know-How, Licensee shall be and remain solely responsible and liable for identifying and making determinations regarding (i) the suitability of any good or service for a particular purpose, (ii) any health and safety issues associated with the handling, processing and/or use of any good or service, (iii) accuracy of all specifications for any good or service, and (iv) compliance of any good or service with associated regulatory or other governmental requirements.

9.02 Licensee shall indemnify and hold Licensor and Licensor’s Affiliates harmless from or against any losses, claims, damages and expenses arising out of or resulting from Licensee’s use of the Patents and Know-How after the Effective Date.

ARTICLE 10

NOTICES

All notices and communications in connection with this Agreement shall be in writing and shall be deemed sufficient and delivery thereof shall be complete on the day of receipt if sent by KCWW by overnight commercial carrier to:

Avent Inc.

5405 Windward Parkway, Suite 100, South

Alpharetta, Georgia 30004

ATTENTION: General Counsel

or if sent by Avent by overnight commercial carrier to:

Kimberly-Clark Worldwide, Inc.

2100 Winchester Road

Neenah, WI 54956

ATTENTION: General Counsel

or any other address and to the attention of any other officer or person as each of the parties hereto may specify by written notice to the other.

ARTICLE 11

SEVERABILITY OF PROVISIONS

If any provision of this Agreement shall be held to be invalid, illegal or unenforceable in any jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby in such jurisdiction nor shall the validity or enforceability of such provisions, or this Agreement as a whole, be affected thereby in any other jurisdiction.

ARTICLE 12

HEADINGS

Article and paragraph headings used in this Agreement are for the purpose of reference only and shall not be considered in construing this Agreement.

ARTICLE 13

COMPLIANCE WITH LAW

Nothing in this Agreement shall require KCWW or Avent to violate any applicable law.

ARTICLE 14

WAIVER OF BREACH

No waiver of breach of any of the provisions of this Agreement shall be construed to be a waiver of any succeeding breach of the same or any other provision.

ARTICLE 15

ENTIRE AGREEMENT

This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, and supersedes any and all prior or contemporaneous agreements, whether oral or written, relating to the subject matter hereof. No amendment or change in this Agreement shall be valid unless made in writing and signed by both parties.

ARTICLE 16

APPLICABLE LAW

This Agreement shall be construed in accordance with the substantive laws of the State of Delaware of the United States of America, without regard to its conflict of laws provisions. Both parties to this Agreement submit to the personal jurisdiction of any court of competent subject matter jurisdiction located in the State of Delaware of the United States of America.

ARTICLE 17

FORCE MAJEURE

Neither KCWW nor Avent shall be liable to the other for any failure to comply with any terms of the Agreement to the extent any such failure is caused directly or indirectly by fire, strike, union disturbance, or other industrial dispute, war (whether or not declared), acts or the threat of terrorism, riots, insurrection, government restrictions or other government acts, or other causes beyond the reasonable control of either KCWW or Avent. Upon the occurrence of any event of the type referred to in this Article, the party affected thereby shall give prompt notice thereof to the other party, together with a description of such event and the duration for which such party expects its ability to comply with the provisions of this Agreement shall be affected thereby. The party so affected shall thereafter devote reasonable commercial efforts to remedy to the extent possible the condition giving rise to such event and to resume performance of its obligations hereunder as promptly as possible.

ARTICLE 18

FURTHER INSTRUMENTS AND ACTS

The parties agree to execute, acknowledge and deliver all such further instruments, and to do all such other acts, as may be necessary and appropriate in order to effectuate this Agreement.

ARTICLE 19

RELATIONSHIP BETWEEN THE PARTIES

This Agreement does not, and shall not be deemed to, designate either party as the agent or legal representative of the other party for any purpose whatsoever. Neither party is granted, nor shall such party be deemed to be granted, any right or authority under this Agreement to assume or create any obligation or responsibility, expressed or implied, on behalf of or in the name of the other party or to bind the other party in any manner or thing whatsoever. No joint venture, association or partnership between KCWW and Avent is intended or shall be deemed to be created as a result of this Agreement.

ARTICLE 20

COUNTERPARTS

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Agreement.

KIMBERLY-CLARK WORLDWIDE, INC.

By: /s/ Jeff Doherty
Name: Jeff Doherty
Title: Authorized Signatory

AVENT, INC.

By: /s/ John W. Wesley
Name: John W. Wesley
Title: Senior Vice President, General Counsel
and Secretary

APPENDIX A – ANTI-VIRAL TECHNOLOGY

Patents and Know How: “Anti-Viral Technology” refers to delivery systems for anti-viral agents and is limited to the following Patents and Know How and the Know How directly related to the following Patents:

InventionId	PatentId	ApplicationTitle	Territory Name	Application No.	Patent No.
64366867	64377741	Anti-Microbial Substrates With Peroxide Treatment	United States of America	11/847976

	64481242	Anti-Microbial Substrates With Peroxide Treatment	Patent Cooperation Treaty	PCT/IB2008/052512

License: KCWW hereby grants to Avent a royalty-free, worldwide, irrevocable, exclusive license to make, have made, use, import, offer for sale, and sell Medical Products in the Health Care Market under the Patents and Know How set forth above and the Know How directly related to the Patents set forth above in this Appendix A.

Term: The term of this Anti-Viral Technology license shall end upon expiration of the last to expire of the licensed Anti-Viral Technology Patents except that any license to Anti-Viral Technology Know How shall last indefinitely or until such Know How becomes generally known or generally available to the public.

APPENDIX B – APPLICATORS & DRESSINGS TECHNOLOGY

Patents and Know How: “Applicators & Dressings Technology” refers to liquid applicators, delivery of skin wellness agents and wound dressings and is limited to the following Patents and Know How and the Know How directly related to the following Patents:

InventionId	PatentId	ApplicationTitle	Territory Name	Application No.	Patent No.
64120380	64124963	Method For Detecting Candida On Skin	United States of America	11/513500	7763442

	64378985	Method For Detecting Candida On Skin	Patent Cooperation Treaty	PCT/IB2007/052872

	64510905	Method For Detecting Candida On Skin	Australia	2007290941	2007290941

	64510919	Method For Detecting Candida On Skin	China	200780031765.X

	64510933	Method For Detecting Candida On Skin	European Patent	07805195.0

	64510947	Method For Detecting Candida On Skin	India	1133/CHENP/2009

	64510961	Method For Detecting Candida On Skin	Korea, Republic of (KR)	2009-7003026

	64510975	Method For Detecting Candida On Skin	Mexico	MX/a/2009/002110	285188

	64680845	Method For Detecting Candida On Skin	United States of America	12/843922	8361742

64803219	64885742	Stable Emulsion for Prevention of Skin Irritation and Items Using Same	United States of America	61/666382

	64924350	Stable Emulsion for Prevention of Skin Irritation and Items Using Same	United States of America	13/925316

	64925861	Stable Emulsion for Prevention of Skin Irritation and Items Using Same	Patent Cooperation Treaty	PCT/IB2013/055228

64930480		Pressure Ulcer Prevention Device		TBD

License: KCWW hereby grants to Avent a royalty-free, worldwide, irrevocable, exclusive license to make, have made, use, import, offer for sale, and sell Medical Products in the Health Care Market under the Patents and Know How set forth above and the Know How directly related to the Patents set forth above in this Appendix B.

Term: The term of this Applicators & Dressings Technology license shall end upon expiration of the last to expire of the licensed Applicators & Dressings Technology Patents except that any license to Applicators & Dressings Technology Know How shall last indefinitely or until such Know How becomes generally known or generally available to the public.

APPENDIX C – FLEXIBLE BINDERS TECHNOLOGY

Patents and Know How: “Flexible Binders Technology” refers to flexible superabsorbent binders and coatings and is limited to the following Patents and Know How and the Know How directly related to the following Patents:

Patent ID	App Title	Country	App No.	Patent No.
64480289	ABSORBENT CORE INCLUDING FOLDED SUBSTRATE	United States of America	12/110079	8207395

64097535	ARTICLES COMPRISING TRANSPARENT/TRANSLUCENT POLYMER COMPOSITION	United States of America	11/292570	7619131

64096816	MULTI-PURPOSE ADHESIVE COMPOSITION	United States of America	11/025317	7495055

64093755	ABSORBENT BINDER DESICCANT COMPOSITION AND ARTICLES INCORPORATING IT	United States of America	10/622752	7205259

64093085	ABSORBENT ARTICLE WITH SELF-FORMING ABSORBENT BINDER LAYER	United States of America	10/427808	6808801

64093083	ABSORBENT STRUCTURES WITH SELECTIVELY PLACED FLEXIBLE ABSORBENT BINDER	United States of America	10/427564	6964803

64093082	ABSORBENT BINDER COATING	United States of America	10/427700	7115321

64093081	ABSORBENT BINDER COMPOSITION AND METHOD OF MAKING IT	United States of America	10/427809	6887961

64092335	METHOD FOR MAKING AN ABSORBENT BINDER COMPOSITION AND APPLICATION THEREOF TO A SUBSTRATE	United States of America	10/324478	6849685

64092171	ABSORBENT CORE INCLUDING FOLDED SUBSTRATE	United States of America	10/318493	7378566

64092170	ABSORBENT COMPOSITE INCLUDING A FOLDED SUBSTRATE AND AN ABSORBENT ADHESIVE COMPOSITION	United States of America	10/318567	7294591

64090673	ABSORBENT BINDER COMPOSITION AND METHOD OF MAKING SAME	United States of America	10/206883	6737491

64090668	FLUID STORAGE MATERIAL INCLUDING PARTICLES SECURED WITH A CROSSLINKABLE BINDER COMPOSITION AND METHOD OF MAKING SAME	United States of America	10/206888	6822135

64894403	Composition for Forming a Porous Absorbent Structure	United States of America	13/832966

64935678	To be Filed	Enzyme stability and controlled release in a Flexible Absorbent Binder (FAB) matrix

64935809	To be Filed	FAB + Compressed paper for wound sealing

64936415	To be Filed	Healthcare Regimen for a sprayable wound healing delivery

64936677	To be Filed	Method of Making a Hydrogel foam Patch that delivers Dissolved Oxygen

64937195	To be Filed	Acceleration of FAB gelation with Biological Materials

64937499	To be Filed	Method to deliver compounds/ peptides to a wound bed for enhanced wound healing

License: KCWW hereby grants to Avent a royalty-free, worldwide, irrevocable, exclusive license to make, have made, use, import, offer for sale, and sell Medical Products in the Health Care Market under the Patents and Know How set forth above and the Know How directly related to the Patents set forth above in this Appendix C.

Term: The term of this Flexible Binders Technology license shall end upon expiration of the last to expire of the licensed Flexible Binders Technology Patents except that any license to Flexible Binders Technology Know How shall last indefinitely or until such Flexible Binders Technology Know How becomes generally known or generally available to the public.

APPENDIX D – CR&E TECHNOLOGIES

Patents and Know How: “CR&E Technologies” refers to technology developed by Kimberly-Clark’s Corporate Research and Engineering team having relevance to Medical Products and is limited to the following Know How:

TECHNOLOGY

Skin Sealant Technology (e.g., polymers in categories beyond cyanoacrylates)

P38 - Hard Surface Indicator

Topical Pain Relief Using Olive Extract

Indicator Technology (Normal, Cold, Allergy, pH Indicators)

Wound Care

Design of Endotracheal Tube (balloon placement, shape, etching, tubing)

Modeling Thermal Comfort For Surgical Apparel

Moisturizing Gloves

Blood Color Discharge

Diagnostic Technologies

CHG Skin Prep And Oral Care (chlorohexidine gluconate)

Foaming Oral Care Products - CPC, H2O2

Percutaneous Tracheostomy Safety Needle/Impedance Probe (utilizing impedance differences between tissues and/or gas)

Design of MIC-KEY* Feeding Tube (balloon shape modeling)

Modeling Pull Forces of Feed Tube Retainers (e.g., PEG Tubes)

Position Monitoring of GJ Tube and other Feed Tubes (e.g., pH indicator)

Failure indicator for MIC-KEY* Feeding Tube

Readiness to Feed Indicator for Digestive Health

Gastric Decompression TR

Respiratory Muscle Fitness (Weaning)

License: KCWW hereby grants to Avent a royalty-free, worldwide, irrevocable, non-exclusive license to make, have made, use, import, offer for sale, and sell Medical Products in the Health Care Market under the Know How set forth above in this Appendix D, except that, solely with respect to the P38 Hard Surface Indicator Know How, Avent will not have rights to any Patent that may mature from the P38 Hard Surface Indicator Know How.

Term: The term of this CR&E Technologies license shall last indefinitely or until such CR&E Technologies Know How becomes generally known or generally available to the public.

APPENDIX E – WOUND CARE TECHNOLOGY

Patents and Know How: “Wound Care Technology” refers to wound care formulations including peptide sequences to reduce chrondrosarcoma and various formulations to promote skin wellness and is limited to the following Patents and Know How and the Know How directly related to the following Patents:

InventionId	PatentId	ApplicationTitle	Territory Name	Application No.	Patent No.
64035489	64088761	TRIGGERED RELEASE FROM PROTEINOID MICROSPHERES	United States of America	10/027441	7056535

	64090345	TRIGGERED RELEASE FROM PROTEINOID MICROSPHERES	Patent Cooperation Treaty	PCT/US02/18596

	64096061	TRIGGERED RELEASE FROM PROTEINOID MICROSPHERES	United States of America	10/840557	7238371

	64375602	Triggered Release From Proteinoid Microspheres	United States of America	11/758287

64040414	64093576	ANTI-CHRONDROSARCOMA COMPOUNDS	United States of America	10/601059	7189700

	64348726	ANTI-CHRONDROSARCOMA COMPOUNDS	United States of America	11/609816	7795225

License: KCWW hereby grants to Avent a royalty-free, worldwide, irrevocable, non-exclusive license to make, have made, use, import, offer for sale, and sell Medical Products in the Health Care Market under the Patents and Know How set forth above and the Know How directly related to the Patents set forth above in this Appendix E.

Term: The term of this “Wound Care Technology” license shall end upon expiration of the last to expire of the licensed Wound Care Technology Patents except that any license to Wound Care Technology Know How shall last indefinitely or until such Wound Care Technology Know How becomes generally known or generally available to the public.

APPENDIX F – OTHER K-C TECHNOLOGY

Patents and Know How: “Other K-C Technology” refers to sterilization packaging, indicators, elder care methods and pathogen selective wipes and is limited to the following Patents and Know How and the Know How directly related to the following Patents:

InventionId	PatentId	ApplicationTitle	Territory Name	Application No.	Patent No.
64384712	64401147	Self-Indicating Wipe for Removing Bacteria from a Surface	United States of America	11/955696

	64495367	Self-Indicating Wipe for Removing Bacteria from a Surface	Patent Cooperation Treaty	PCT/IB2008/053709

	64658242	Self-Indicating Wipe for Removing Bacteria from a Surface	Australia	2008334327	2008334327

	64658244	Self-Indicating Wipe for Removing Bacteria from a Surface	Brazil	PI0819423-8

	64658246	Self-Indicating Wipe for Removing Bacteria from a Surface	China	200880120653.6

	64658248	Self-Indicating Wipe for Removing Bacteria from a Surface	European Patent	08807642.7

	64658250	Self-Indicating Wipe for Removing Bacteria from a Surface	Korea, Republic of (KR)	10-2010-7012880

	64658252	Self-Indicating Wipe for Removing Bacteria from a Surface	Mexico	MX/a/2010/006584

64036679	64093627	WIPE COMPRISING A PATHOGEN SELECTIVE ANTIMICROBIAL	United States of America	10/608661	7485110

	64095894	WIPE COMPRISING A PATHOGEN SELECTIVE ANTIMICROBIAL	Patent Cooperation Treaty	PCT/US2004/011043

	64095900	WIPE COMPRISING A PATHOGEN SELECTIVE ANTIMICROBIAL	Korea, Republic of (KR)	10-2005-7023839	10-1075325

	64095901	WIPE COMPRISING A PATHOGEN SELECTIVE ANTIMICROBIAL	European Patent	04749945.4

	64095902	WIPE COMPRISING A PATHOGEN SELECTIVE ANTIMICROBIAL	Brazil	PCT/US2004/011043

	64095903	WIPE COMPRISING A PATHOGEN SELECTIVE ANTIMICROBIAL	Australia	2004258808	2004258808

	64095904	WIPE COMPRISING A PATHOGEN SELECTIVE ANTIMICROBIAL	Mexico	PA/a/2005/013501	268968

64393916	64885651	Vacuum Packaged Products And Methods For Making Same	United Kingdom	09750252.0

	64885629	Vacuum Packaged Products And Methods For Making Same	Germany (Federal Republic of)	09750252.0

	64885607	Vacuum Packaged Products And Methods For Making Same	France	09750252.0

	64796824	Vacuum Packaged Products And Methods For Making Same	United States of America	13/239522	8323562

	64665490	Vacuum Packaged Products And Methods For Making Same	Mexico	MX/a/2010/011650

	64665468	Vacuum Packaged Products And Methods For Making Same	Korea, Republic of (KR)	10-2010-7026055

	64665446	Vacuum Packaged Products And Methods For Making Same	Japan	2011-510083	5384622

	64665424	Vacuum Packaged Products And Methods For Making Same	European Patent	09750252.0

	64665402	Vacuum Packaged Products And Methods For Making Same	China	200980118750.6	ZL200980118750.6

	64665380	Vacuum Packaged Products And Methods For Making Same	Canada	2723200

	64665358	Vacuum Packaged Products And Methods For Making Same	Brazil	PI0907266-7

	64665336	Vacuum Packaged Products And Methods For Making Same	Australia	2009250856

	64513056	Vacuum Packaged Products And Methods For Making Same	Patent Cooperation Treaty	PCT/IB2009/052129

	64483873	Vacuum Packaged Products And Methods For Making Same	United States of America	12/126279

64895938	64909847	Method for Reducing Illness in Elder Care Facilities	United States of America	61/758905

	64935287	Method for Reducing Illness in Elder Care Facilities	United States of America	61/883537

	64943550	Method for Reducing Illness in Care Facilities	United States of America	14/155688

	64944707	Method for Reducing Illness in Care Facilities	Patent Cooperation Treaty	PCT/IB2014/058416

License: KCWW hereby grants to Avent a royalty-free, worldwide, irrevocable, exclusive license to make, have made, use, import, offer for sale, and sell Medical Products in the Health Care Market under the Patents and Know How set forth above and the Know How directly related to the Patents set forth above in this Appendix F.

Term: The term of this Other K-C Technology license shall end upon expiration of the last to expire of the licensed Other K-C Technology Patents except that any license to Other K-C Technology Know How shall last indefinitely or until such Other K-C Technology Know How becomes generally known or generally available to the public.

APPENDIX G – GNW TECHNOLOGY

Patents: “GNW Patents” refers to Patents relating to the manufacture and use of nonwoven fabrics and film/nonwoven laminates used to produce infection control products including sterile wrap, surgical drapes, face masks, medical equipment covers, and protective apparel, and is limited to the following Patents:

GNW Breathable Film Patents

Patent ID	Application Title	Country	Patent No.
64079950	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	United States of America	6632212

64084707	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Patent Cooperation Treaty

64084710	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Japan

64084711	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Mexico	237228

64084712	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Poland

64084713	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Korea, Republic of (KR)	10-0714342

64084714	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Indonesia

64084715	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	India

64084716	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	China	ZL00818990.0

64084717	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	European Patent	EP1240014

64084718	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Russian Federation	2266138

64084719	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	South Africa	2002/4467

64084720	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Australia	776781

64084721	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Brazil

64084948	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Thailand

64085153	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF THE WEARER	Colombia	28483

64085169	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Argentina

64085967	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Saudi Arabia

64500929	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	Germany (Federal Republic of)	60041982.7

64500932	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	United Kingdom	EP1240014

64083812	BREATHABLE LAMINATE PERMANENTLY CONFORMABLE TO THE CONTOURS OF A WEARER	United States of America	6579274

64082265	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	United States of America

64085550	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	United States of America	6821915

64086251	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	Patent Cooperation Treaty

64086255	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	Australia	2001259103

64086256	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	European Patent	EP1299460

64086257	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	South Africa	2002/7687

64086258	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	Japan

64086259	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	Korea, Republic of (KR)	10-0753313

64086260	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	Brazil	PI0110181-1

64086261	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	China	ZL01808960.7

64086262	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	Mexico	229351

64086333	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	Argentina	AR028390B1

64092447	CROSS-DIRECTIONAL EXTENDIBLE FILMS HAVING HIGH BREATHABILITY AND LOW OUTER DAMPNESS	United States of America

64094590	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	United States of America	6811865

64098931	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	United Kingdom	EP1299460

64098932	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	France	EP1299460

64098933	FILM HAVING HIGH BREATHABILITY INDUCED BY LOW CROSS-DIRECTIONAL STRETCH	Germany (Federal Republic of)	60120407.7

64087263	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	United States of America	6638636

64089696	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	Patent Cooperation Treaty

64089702	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	Australia

64089703	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	Brazil	PI0210954-9

64089704	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	China	ZL02816861.5

64089705	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	Colombia

64089706	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	European Patent	1423275

64089707	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	Japan

64089708	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	Korea, Republic of (KR)

64089709	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	Mexico	?

64089710	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	South Africa	2004/0068

64090945	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	Argentina	AR036291B1

64764414	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	France	1423275

64764453	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	Germany (Federal Republic of)	1423275

64764492	BREATHABLE MULTILAYER FILMS WITH BREAKABLE SKIN LAYERS	United Kingdom	1423275

64094023	MICROPOROUS STRETCH THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	United States of America	7932196

64095860	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	Patent Cooperation Treaty

64095871	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	Brazil

64095872	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	South Africa	2006/00764

64095873	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	Japan

64095874	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	China

64095875	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	Korea, Republic of (KR)

64095876	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	Mexico	257808

64095877	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	Colombia

64095878	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	Australia

64095881	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	European Patent	EP1656253

64096320	MICROPOROUS STRETCH THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	Argentina

64351652	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	France	EP1656253

64351656	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	Germany (Federal Republic of)	602004006760.1

64351660	MICROPOROUS STRETCH-THINNED FILM/NONWOVEN LAMINATES AND LIMITED USE OR DISPOSABLE PRODUCT APPLICATIONS	United Kingdom	EP1656253

GNW Non-Woven Applications

Patent ID	Application Title	Country	Application No.	Patent No.
64371496	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	United States of America

64495492	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	Patent Cooperation Treaty

64495494	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	Argentina	80105423

64663686	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	Australia		2008337175

64663688	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	Brazil	PI0819424-6

64663690	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	European Patent		2222466

64663692	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	Korea, Republic of (KR)	10-2010-7012929

64663694	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	Mexico		287685

64964958	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	Germany (Federal Republic of)		2222466

64964959	Antistatic Breathable Nonwoven Laminate Having Improved Barrier Properties	United Kingdom		2222466

64590002	Puncture Resistant Fabric	United States of America		8709959

64674146	Puncture Resistant Fabric	Patent Cooperation Treaty

64820109	Puncture Resistant Fabric	Australia	2010337911

64820136	Puncture Resistant Fabric	Canada	2781838

64820163	Puncture Resistant Fabric	European Patent	10840682.8

64820190	Puncture Resistant Fabric	Japan	2012-546529

64820217	Puncture Resistant Fabric	Mexico	MX/a/ 2012/007628

64786169	HIGH REPELLENCY FILMS VIA MICROTOPOGRAPHY AND POST TREATMENT	United States of America

64857984	HIGH REPELLENCY FILMS VIA MICROTOPOGRAPHY AND POST TREATMENT	Patent Cooperation Treaty

64691757	Nonwoven Webs Having Improved Barrier Properties	United States of America

64776430	Nonwoven Webs Having Improved Barrier Properties	Patent Cooperation Treaty

64921564	Nonwoven Webs Having Improved Barrier Properties	Australia

64921565	Nonwoven Webs Having Improved Barrier Properties	Brazil

64921566	Nonwoven Webs Having Improved Barrier Properties	China

64921567	Nonwoven Webs Having Improved Barrier Properties	European Patent

64921568	Nonwoven Webs Having Improved Barrier Properties	Korea, Republic of (KR)

64921569	Nonwoven Webs Having Improved Barrier Properties	Mexico

GNW Non-Woven Patents

Patent ID	Application Title	Country	Patent No.
64070110	STRETCH-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	United States of America	5947944

64072794	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	United States of America	6002064

64073075	STRETCHED-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Patent Cooperation Treaty

64073093	STRETCHED-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Australia	728912

64073094	STRETCHED-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Brazil	PI9714192-5

64073095	STRETCHED-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Canada

64073096	STRETCHED-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	China	97181156.3

64073097	STRETCH-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	European Patent	EP0948567

64073098	STRETCHED-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Korea, Republic of (KR)	10-500076

64073100	STRETCHED-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Mexico	208974

64073108	STRETCH-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	France	EP0948567

64073109	STRETCH-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	United Kingdom	EP0948567

64073110	STRETCH-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Germany (Federal Republic of)	69710783.3

64073111	STRETCH-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Italy	EP0948567

64073261	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Patent Cooperation Treaty

64073270	STRETCHED-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Thailand

64073277	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Australia	732173

64073278	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Brazil	PI9713796-0

64073279	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Canada

64073280	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	China	97181143.1

64073281	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	European Patent	EP0948568

64073282	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Korea, Republic of (KR)	10-0500075

64073283	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Mexico	205641

64073285	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	France	EP0948568

64073286	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	United Kingdom	EP0948568

64073287	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Germany (Federal Republic of)	69717146.9

64073288	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Italy	EP0948568

64073303	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Thailand	17688

64073306	STRETCHED-THINNED BREATHABLE FILMS RESISTANT TO BLOOD AND VIRUS PENETRATION	Argentina	011303

64073307	STRETCHED-THINNED FILMS COMPRISING LOW CRYSTALLINITY POLYMERS AND LAMINATESTHEREOF	Argentina	AR011302B1

64086870	SIDED TOPICAL TREATMENT FOR IMPROVED BARRIER FABRIC PERFORMANCE	United States of America

64088222	TREATED NONWOVEN FABRICS	United States of America	6787184

64089697	TREATED NONWOVEN FABRICS	Patent Cooperation Treaty

64089741	TREATED NONWOVEN FABRICS	Korea, Republic of (KR)	10-0869607

64089742	TREATED NONWOVEN FABRICS	Mexico	262112

64089743	TREATED NONWOVEN FABRICS	Japan	4339110

64089744	TREATED NONWOVEN FABRICS	United Kingdom	GB2393739

64089745	TREATED NONWOVEN FABRICS	Germany (Federal Republic of)

64089746	TREATED NONWOVEN FABRICS	Brazil

64090317	TREATED NONWOVEN FABRICS	Argentina

64098658	TREATED NONWOVEN FABRICS	European Patent

64096507	EXTRUDED THERMOPLASTIC ARTICLES WITH ENHANCED SURFACE SEGREGATION OF INTERNAL MELT ADDITIVE	United States of America

64528243	Extruded Thermoplastic Articles with Enhanced Surface Segregation of Internal Melt Additive	United States of America	7781353

64092330	BREATHABLE FILM AND FABRIC HAVING LIQUID AND VIRAL BARRIER	United States of America	7381666

64094509	BREATHABLE FILM AND FABRIC HAVING LIQUID AND VIRAL BARRIER	Patent Cooperation Treaty

64094523	BREATHABLE FILM AND FABRIC HAVING LIQUID AND VIRAL BARRIER	European Patent	EP1572452

64094524	BREATHABLE FILM AND FABRIC HAVING LIQUID AND VIRAL BARRIER	Japan	4429174

64373273	BREATHABLE FILM AND FABRIC HAVING LIQUID AND VIRAL BARRIER	France	EP1572452

64373277	BREATHABLE FILM AND FABRIC HAVING LIQUID AND VIRAL BARRIER	Germany (Federal Republic of)	EP1572452

64373281	BREATHABLE FILM AND FABRIC HAVING LIQUID AND VIRAL BARRIER	United Kingdom	EP1572452

64094994	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	United States of America	7931944

64094995	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	United States of America	7811949

64096334	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	Patent Cooperation Treaty

64096335	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	Patent Cooperation Treaty

64096601	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	Argentina	AR 046839 B1

64096602	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	Argentina

64122695	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	Brazil

64122696	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	China	ZL 200480033207.3

64122697	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	European Patent	1687477

64122698	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	Korea, Republic of (KR)	10-1135300

64122699	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	Mexico	289819

64122700	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	Brazil

64122701	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	China	ZL200480034718.7

64122702	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	European Patent

64122703	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	Korea, Republic of (KR)	10-1148414

64122704	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	Mexico	280700

64893314	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	Germany (Federal Republic of)

64893315	METHOD OF TREATING NONWOVEN FABRICS WITH NON-IONIC FLUOROPOLYMERS	United Kingdom

64893491	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	Germany (Federal Republic of)	1687477

64893492	METHOD OF TREATING SUBSTRATES WITH IONIC FLUOROPOLYMERS	United Kingdom	1687477

64096241	SYNERGISTIC FLUOROCHEMICAL TREATMENT BLEND	United States of America	7285595

64097625	LAMINATE CONTAINING A FLUORINATED NONWOVEN WEB	United States of America	7976662

64128535	Hydrogel-Web Composites for Thermal Energy Transfer Applications and Methods of Makfing the Same	United States of America	7678716

64379021	Hydrogel-Web Composites for Thermal Energy Transfer Applications and Methods of Making the Same	Patent Cooperation Treaty

64364678	Cooling Product	United States of America	8187697

64410720	Cooling Product	Patent Cooperation Treaty

64691754	Nonwoven Webs Having Improved Barrier Properties	United States of America	8551895

64776432	Nonwoven Webs Having Improved Barrier Properties	Patent Cooperation Treaty

64921584	Nonwoven Webs Having Improved Barrier Properties	Australia

64921585	Nonwoven Webs Having Improved Barrier Properties	Brazil

64921586	Nonwoven Webs Having Improved Barrier Properties	China

64921587	Nonwoven Webs Having Improved Barrier Properties	European Patent

64921588	Nonwoven Webs Having Improved Barrier Properties	Korea, Republic of (KR)

64921589	Nonwoven Webs Having Improved Barrier Properties	Mexico

Know How: “BSFL Know How” refers to Breathable Spunbond/Film Laminate (“BSFL”) Know How, which is technology associated with the design, operation and maintenance of the methods of making, treating, converting, testing, packaging, and handling breathable spunbond/film laminates as such equipment and methods are commercially practiced on the Effective Date of this Agreement.

“BTC Know How” refers to Back Table Cover (“BTC”) Know How, which is technology associated with the design, operation and maintenance of the methods of making, treating, converting, testing, packaging, and handling BTC laminates as such equipment and methods are commercially practiced on the Effective Date of this Agreement.

Trade Secrets: “BSFL Trade Secrets” refer to the specific centerline good run settings for the following BSFL processes as such methods are commercially practiced in relation to the MICROCOOL and AERO BLUE products on the Effective Date of this Agreement; the good run settings are the combination of:

•	resin composition and type

•	filler composition and type

•	film structure

•	stretch conditions and settings

•	retraction conditions and settings

Patent License: KCWW hereby grants to Avent a royalty-free, worldwide, irrevocable, exclusive license to make, have made, use, import, offer for sale, and sell Medical Products in the Health Care Market under the Patents set forth above in this Appendix G.

BSFL Trade Secrets License: KCWW hereby grants to Avent a royalty-free, worldwide, irrevocable, exclusive license to make, have made, use, import, offer for sale, and sell Medical Products in the Health Care Market or to any Existing Health Care Customer under the BSFL Trade Secrets set forth above in this Appendix G.

Option: KCWW further grants Avent an option to receive from KCWW a royalty-free, irrevocable, non-exclusive license to make and use BSFL Know How and BTC Know How at the Lexington Mill; such option exercisable for a period of five (5) years from the Effective date, upon Avent’s acquisition of film manufacturing equipment at the Lexington Mill.

Term: The term of the GNW Patents license shall end upon expiration of the last to expire of the licensed GNW Patents except that any license to BSFL Trade Secrets shall last indefinitely or until such BSFL Trade Secrets becomes generally known or generally available to the public. Should Avent exercise its option to the BSFL Know How license, such license shall last indefinitely or until such BSFL Know How becomes generally known or generally available to the public

APPENDIX H – BUSINESS PROCESS TECHNOLOGY

Patents, Copyrights and Know How: “Business Process Technology” refers to Patents, Copyrights and Know How that relate to business operations and can refer to Environmental, Finance, Human Resources, Information Technology, Legal, Treasury or other such methodologies. Business Process Technology is limited to the Business Process Technology Patents, Business Process Technology Copyrights and Business Process Technology Know How that was used by Kimberly-Clark’s Global Health Care Business as of the Effective Date. Business Process Technology does not include any Business Process Technology Patents, Business Process Technology Copyrights or Business Process Technology Know How that are solely directed to Consumer Products, Professional Products or are solely directed to the manufacturing, production or branding of Consumer Products or Professional Products.

License: KCWW hereby grants to Avent a royalty-free, worldwide, irrevocable, non-exclusive license to make, have made, use, import, offer for sale, and sell Medical Products in the Health Care Market under Business Process Technology as set forth in this Appendix H.

Term: The term of this Business Process Technology license shall end upon expiration of the last to expire of the licensed Business Process Technology Patents or Copyrights except that any license to Business Process Technology Know How shall last indefinitely or until such Business Process Technology Know How becomes generally known or generally available to the public.